UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2005

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 624-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 2, 2005, the stockholders of Rigel Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s 2000 Equity Incentive Plan (the “Plan”), to (i) increase the aggregate number of shares of common stock authorized for issuance under the Plan by 2,275,000 shares, (ii) eliminate the Board’s ability to reprice options without stockholder approval, (iii) clarify that the Plan allows for the granting of restricted stock units, stock appreciation rights and performance grants, (iv) clarify that the Plan allows for options to be “net exercised,” (v) increase the minimum exercise price of Nonstatutory Stock Options to 100% of the fair market value of common stock on the date of grant, and (vi) eliminate the “evergreen” provision, which provides for an annual increase on each December 2nd until December 2, 2009 equal to the lesser of (a) 2% of the shares of the Company’s common stock outstanding on December 2nd of the applicable year, (b) 444,444 shares of the Company’s common stock, and (c) such number of shares as determined by the Company’s Board of Directors (the “Board”) prior to December 2nd of the applicable year.

Also on June 2, 2005, the stockholders of the Company approved an amendment to the Company’s 2000 Non-Employee Directors’ Stock Option Plan (the “NEDSOP”), to (i) increase the aggregate number of shares of common stock authorized for issuance under the NEDSOP by 225,000 shares, (ii) increase the number of shares of common stock subject to the annual option grant to each non-employee director under the NEDSOP to 10,000 shares from 1,667 shares, (iii) increase the number of shares of common stock subject to the initial option grant to each new non-employee director under the NEDSOP to 20,000 shares from 6,667 shares, (iv) eliminate the Board’s ability to reprice options without stockholder approval, (v) clarify that the NEDSOP allows for options to be “net exercised,” (vi) provide that shares not issued pursuant to a “net exercise” will not be available for future issuance, and (vii) amend the vesting schedule.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

Exhibit No.	Description

10.32	Rigel Pharmaceuticals, Inc. 2000 Equity Incentive Plan, as amended

10.33	Rigel Pharmaceuticals, Inc. 2000 Non-Employee Directors’ Stock Option Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: June 6, 2005
	By:	/s/ James H. Welch
James H. Welch
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.32	Rigel Pharmaceuticals, Inc. 2000 Equity Incentive Plan, as amended

10.33	Rigel Pharmaceuticals, Inc. 2000 Non-Employee Directors’ Stock Option Plan, as amended